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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


         Date of Report (Date of earliest event reported): May 11, 2004
                             EMPIRE RESOURCES, INC.
               (Exact name of Registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       001-12127                                           22-3136782
(Commission file number)                       (IRS employer identification no.)

                                ONE PARKER PLAZA
                               FORT LEE, NJ 07024
                    (Address of principal executive offices)

                                 (201) 944-2200
              (Registrant's telephone number, including area code)




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Item 7.  Financial Statements, Financial Information and Exhibits.

         Exhibits.

         99.1 Press Release of the Company dated May 11, 2004 relating to its first quarter operating results.

Item 12. Disclosure of Results of Operations and Financial Condition

Attached to this Current Report on Form 8-K as exhibit 99.1 is a copy of the Registrant's press release dated May 11, 2004 relating to its first quarter operating results.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2004                                  EMPIRE RESOURCES, INC.

                                                     By: /s/ Sandra Kahn
                                                     -----------------------

                                                     Sandra Kahn
                                                     Chief Financial Officer



                                  EXHIBIT INDEX

99.1 Press release of the Company dated May 11, 2004